SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 17, 2005

Great Plains Ethanol, LLC

(Exact name of Registrant as specified in its charter)

South Dakota	0-49779	46-0459188
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

27716 462nd Avenue Chancellor, South Dakota		57015
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (605) 647-0040

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                          Other Events.

On May 17, 2005, the registrant’s Board of Managers approved a cash distribution to all members of record as of April 30, 2005, of $700.00 per capital unit, or a total distribution of $2,619,400 based on 3,742 capital units outstanding.  The distribution was paid and issued to all members on May 25, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT PLAINS ETHANOL, LLC

Dated: May 25, 2005	By:	/s/ Rick Serie
Rick Serie, Chief Executive Officer